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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JMAR Technologies, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald A. Walrod, Chief Executive Officer of the Company and Dennis E. Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              By: /s/ Ronald A. Walrod
                                                  ----------------------------
                                                  Ronald A. Walrod
                                                  Chief Executive Officer

                                              By: /s/ Dennis E. Valentine
                                                  ----------------------------
                                                  Dennis E. Valentine
                                                  Chief Financial Officer

August 13, 2004